UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2025
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers.

On October 29, 2025, Vera Bradley, Inc. (the “Company”) announced that Melinda Paraie will join the Company as Chief Brand Officer effective November 1, 2025. Ms. Paraie brings an extensive set of relevant experience and skills to Vera Bradley. Ms. Paraie served as CEO of Cath Kidston, leading the brand through digital transformation, navigating the challenges of COVID-19, and overseeing its eventual sale. Prior to that, she spent over ten years at Tapestry, Inc. (formerly Coach, Inc.), most recently as Senior VP of North American Merchandising. She played a key role in Coach’s global expansion, contributing to a $1B+ increase in sales outside North America. Ms. Paraie has also served as Chief Merchandising Officer for John Hardy and as a strategic advisor to brands including The Body Shop, Adolfo Dominguez, and Vera Bradley.

In connection with her appointment, Ms. Paraie’s annual base salary will be $475,000, plus she is eligible to participate in the Company’s short-term incentive plan at a rate of 65% of annual base salary. Ms. Paraie will also participate in the Company’s long-term incentive plan. For Fiscal Year 2027 she will receive a Long-Term Incentive Grant valued at $500,000. In addition, Ms. Paraie will receive an additional LTI grant valued at $525,000 and a cash payment of $150,000 upon her employment with the Company.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated October 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: October 29, 2025	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer